UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2018

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 28, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

II	Western Asset Emerging Markets Debt Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended February 28, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s final reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.9%. The deceleration in growth reflected a downturn in private inventory investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, nonresidential fixed investment and federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on February 28, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In February 2018, 20.7% of Americans looking for a job had been out of work for more than six months, versus 23.3% when the period began.

Turning to the global economy, in its January 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global economic activity continues to firm up. Global output is estimated to have grown by 3.7 percent in 2017, which is 0.1 percentage point faster than projected in the fall and 1/2 percentage point higher than in 2016. The pickup in growth has been broad based, with notable upside surprises in Europe and Asia. Global growth forecasts for 2018 and 2019 have been revised upward by 0.2 percentage point to 3.9 percent. The revision reflects increased global growth momentum and the expected impact of the recently approved U.S. tax policy changes.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone was 2.4%, versus 1.8% in 2016. Japan’s economy was expected to expand 1.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF estimates that overall growth in emerging market countries was 4.7% in 2017, versus 4.4% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rateiv, three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018 — after the reporting period ended — the Fed again raised the federal funds target rate, moving it to a range between 1.50% and 1.75%.

Central banks outside the U.S. largely maintained their accommodative monetary policy

Western Asset Emerging Markets Debt Fund	III

Investment commentary (cont’d)

stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Emerging Markets Debt Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions.

The Fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Market Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective durationiii of the Fund’s portfolio within a range of 20% (above or below) of the durationiv of the EMBI Global.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, believes attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management. We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, Western Asset assimilates the top-down global economic views with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors we consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, political outlook and tax environment. We then select those individual securities that

Western Asset Emerging Markets Debt Fund 2018 Annual Report	1

Fund overview (cont’d)

appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging markets debt asset class generated solid results during the twelve-month reporting period ended February 28, 2018. For much of the reporting period the asset class benefited from a general “risk on” environment. This was driven by a number of factors, including the synchronized global economic expansion, stabilizing/rising commodity prices, the weakening U.S. dollar and moderating concerns over U.S. protectionist policies. This more than offset three interest rate hikes by the U.S. Federal Reserve Board (the “Fed”)v during the reporting period. While there were a number of geopolitical events, including tensions between the U.S. and North Korea, political and economic issues in Venezuela, and political headlines in Saudi Arabia, they had minimal impact on an asset class that we believe is much less susceptible to contagion than in the past.

Growth in most emerging market economies improved during the reporting period and inflation was generally well contained. Meanwhile, data releases from China continued to align with our view of a “soft landing” for its economy. Against this backdrop, a number of emerging market central banks were able to pursue accommodative monetary policies. Also supporting the asset class was robust demand from investors to generate incremental yield in the low interest rate environment. For the year as a whole, emerging market sovereign and corporate spreads tightened and emerging market currencies generally strengthened versus the U.S. dollar.

Despite giving back a portion of its gains late in the period on rising rate fears, the asset class was one of the better performing segments in the fixed-income market over the reporting period. The U.S. dollar-denominated sovereign debt sector, as measured by the EMBI Global, returned 3.31% during the twelve-months ended February 28, 2018. Emerging market corporate bonds, as measured by the CEMBI Broad, gained 4.08% and local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversifiedvi, returned 14.43% over the same reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the allocation to local currencies, while increasing exposures to sovereigns and quasi-sovereigns. We also deployed more cash to take advantage of favorable market conditions. We increased our exposure to numerous frontier marketsvii,

2	Western Asset Emerging Markets Debt Fund 2018 Annual Report

adding to the Fund’s allocations to Egypt, Ecuador, El Salvador, Nigeria, Senegal and others. We have selectively and thoughtfully continued to add to these smaller, non- investment grade countries that demonstrate relatively stronger fundamentals while offering attractive diversification and yield enhancement benefits to the Fund. Frontier countries continue to increase in both number and market value as a component of the EMBI Global. At the close of the reporting period, frontier countries accounted for thirty-five of the sixty-seven countries within the EMBI Global and represented approximately 14% of the total market value of the index, while the Fund’s exposure was approximately 19% as a percentage of total investments. Elsewhere, we added to the Fund’s exposure to Asia. This included increasing the Fund’s position in Indonesia, as it continued to have strong fundamentals and attractive valuations. This country was also upgraded by Standard & Poor’s Global Ratings during the reporting period, bringing it in line with the other two major rating agencies who had Indonesia already rated as investment-grade. Conversely, we reduced the Fund’s allocation to the Philippines due to an uncertain political environment and weakening investor confidence from the government’s anti-drug campaign. We pared our allocation to Europe, in part by reducing our positions in Russia and Kazakhstan to capture profits. Conversely, we added to the Fund’s allocations to Turkey and Ukraine on the basis of attractive relative valuations. Finally, within Latin America, we reduced the Fund’s exposures in Venezuela and Mexico, given political and trade risks, respectively.

U.S. Treasury futures were used during the reporting period to manage our duration and yield curveviii exposure. The use of these instruments strongly contributed to performance. The net impact of currency forwards used to hedge or manage the Fund’s local currency exposures was immaterial. Currency options were also used to manage the Fund’s local currency exposures and these positions did not meaningfully impact results. Finally, credit default swaps (“CDS”), which were used to manage the Fund’s position in Korea, detracted mildly from performance.

Performance review

For the twelve months ended February 28, 2018, Class I shares of Western Asset Emerging Markets Debt Fund returned 3.63%. The Fund’s unmanaged benchmark, the EMBI Global, returned 3.31% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Average1 returned 6.27% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 260 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of February 28, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	-1.11%	3.38%
Class A2	-1.16%	3.32%
Class C	-1.52%	2.39%
Class C1[1]	-1.38%	2.80%
Class FI	-1.08%	3.38%
Class I	-1.01%	3.63%
Class IS	-0.97%	3.72%
JPMorgan Emerging Markets Bond Index Global	-1.63%	3.31%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[2]	0.53%	6.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2018 for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 4.61%, 4.35%, 4.06%, 4.36%, 4.80%, 5.12% and 5.22%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares would have been 4.53%, 4.30%, 3.90%, 4.36%, 4.58%, 4.92% and 4.91%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2017, as supplemented on November 30, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 1.20%, 1.24%, 1.97%, 1.75%, 1.17%, 0.97% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 270 funds for the six-month period and among the 260 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	Western Asset Emerging Markets Debt Fund 2018 Annual Report

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.55% for Class C1 shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its allocation to certain countries. In particular, an overweight in outperforming Argentina and underweight in underperforming China were additive for returns. We maintain our positive outlook in Argentina given attractive valuations and a promising fundamental trajectory under President Mauricio Macri’s leadership. Despite China being a high quality credit, the Fund’s underweight in China was driven primarily by the relative attractiveness of other countries in the region.

From an industry allocation perspective, an overweight in oil & gas in Brazil was beneficial, as it was one of the strongest performing industries within emerging markets corporate bonds. The industry benefited from the synchronized global economic expansion and rising commodity prices.

With respect to issue selection, the Fund’s allocation to Brazilian oil & gas issuer Petrobras added the most value as oil and gas prices recovered during the reporting period. Petrobras continued strengthening its balance sheet through asset sales and deleveraging. An allocation to Mexican oil and gas quasi-sovereign credit Pemex was also rewarded, as it benefited from improving global growth and stabilizing oil prices.

Q. What were the leading detractors from performance?

A. At the country level, the largest detractor from the Fund’s relative performance during the reporting period was its underweight to Mexico. We maintained an underweight as we believed potential risks stemming from the upcoming Presidential election in July 2018, as well as President Donald Trump’s administration potential withdrawal from the North American Free Trade Agreement (“NAFTA”), would be a headwind for Mexican assets. Despite these risks, Mexico outperformed the EMBI Global, partially due to the positive impact from global growth and rising oil prices. Having no exposure to Iraq on the basis of political and geopolitical vulnerabilities also detracted from results as it outperformed the EMBI Global.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	5

Fund overview (cont’d)

From an industry allocation perspective, an overweight in oil & gas in Kazakhstan detracted from returns. Despite solid fundamentals, this industry lagged the benchmark due to supply/demand technical factors.

Finally, in terms of individual holdings, the Fund’s allocations to Argentina oil & gas company YPF Sociedad Anonima and Kazakhstan oil & gas company KazTransGas detracted from performance. The local-currency-denominated YPF security held in the Fund underperformed given the weak performance of the Argentine peso relative to the US dollar. The KazTransGas new issue that we purchased during the period underperformed on supply/demand technical factors. We believe both companies maintain strong fundamentals and continue to offer attractive valuations.

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 28, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 28, 2018 were: Sovereign Bonds (62.4%), Energy (13.4%), Financials (10.2%), Utilities (3.7%) and Materials (3.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Emerging Markets Debt Fund 2018 Annual Report

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

vii

Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors, or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2018 and February 28, 2017 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.11%	$1,000.00	$988.90	0.97%	$4.78	Class A	5.00%	$1,000.00	$1,019.98	0.97%	$4.86
Class A2	-1.16	1,000.00	988.40	1.09	5.37	Class A2	5.00	1,000.00	1,019.39	1.09	5.46
Class C	-1.52	1,000.00	984.80	1.79	8.81	Class C	5.00	1,000.00	1,015.92	1.79	8.95
Class C1	-1.38	1,000.00	986.20	1.50	7.39	Class C1	5.00	1,000.00	1,017.36	1.50	7.50
Class FI	-1.08	1,000.00	989.20	1.10	5.43	Class FI	5.00	1,000.00	1,019.34	1.10	5.51
Class I	-1.01	1,000.00	989.90	0.77	3.80	Class I	5.00	1,000.00	1,020.98	0.77	3.86
Class IS	-0.97	1,000.00	990.30	0.70	3.45	Class IS	5.00	1,000.00	1,021.32	0.70	3.51

Western Asset Emerging Markets Debt Fund 2018 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

10	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class C1	Class FI	Class I	Class IS
Twelve Months Ended 2/28/18	3.38%	3.32%	2.39%	2.80%	3.38%	3.63%	3.72%
Five Years Ended 2/28/18	1.56	N/A	0.82	1.13	2.09	1.93	2.01
Ten Years Ended 2/28/18	N/A	N/A	N/A	N/A	N/A	5.61	N/A
Inception* through 2/28/18	4.59	4.35	1.36	3.23	3.95	—	1.98

With sales charges[2]	Class A	Class A2	Class C	Class C1	Class FI	Class I	Class IS
Twelve Months Ended 2/28/18	-0.96%	-1.02%	1.41%	1.82%	3.38%	3.63%	3.72%
Five Years Ended 2/28/18	0.69	N/A	0.82	1.13	2.09	1.93	2.01
Ten Years Ended 2/28/18	N/A	N/A	N/A	N/A	N/A	5.61	N/A
Inception* through 2/28/18	4.03	3.33	1.36	3.23	3.95	—	1.98

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/13/10 through 2/28/18)	43.99%
Class A2 (Inception date of 9/3/13 through 2/28/18)	21.06
Class C (Inception date of 8/1/12 through 2/28/18)	7.83
Class C1 (Inception date of 9/2/10 through 2/28/18)	26.91
Class FI (Inception date of 12/7/11 through 2/28/18)	27.29
Class I (2/29/08 through 2/28/18)	72.60
Class IS (Inception date of 1/31/13 through 2/28/18)	10.46

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, C1, FI, I and IS shares are January 13, 2010, September 3, 2013, August 1, 2012, September 2, 2010, December 7, 2011, October 17, 1996 and January 31, 2013, respectively.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global† — February 2008 - February 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 29, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

Western Asset Emerging Markets Debt Fund 2018 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — February 28, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

14	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Schedule of investments

February 28, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 62.4%
Angola — 0.3%
Republic of Angola, Senior Bonds	9.500%	11/12/25	200,000		$224,430	(a)
Argentina — 8.0%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	3.750%	2/8/19	9,000,000	ARS	458,725
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	570,000		602,775	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	160,000		178,242	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	400,000		416,844	(b)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	150,000		157,392	(a)
Provincia de Neuquen Argentina, Senior Notes	7.500%	4/27/25	440,000		444,400	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	130,000	ARS	7,052
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	7,910,000	ARS	428,950	(c)
Republic of Argentina, Bonds	18.200%	10/3/21	3,200,000	ARS	160,706
Republic of Argentina, Senior Bonds	7.125%	7/6/36	450,000		437,625
Republic of Argentina, Senior Notes	5.875%	1/11/28	330,000		309,004
Republic of Argentina, Senior Notes	8.280%	12/31/33	939,365		1,032,363
Republic of Argentina, Senior Notes	6.875%	1/11/48	260,000		238,387
Republic of Argentina, Senior Notes	7.125%	6/28/2117	790,000		742,995	(a)
Republic of Argentina, Senior Notes, Step Bond	2.500%	12/31/38	2,040,000		1,361,700
Total Argentina					6,977,160
Armenia — 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	200,000		207,564	(b)
Belarus — 0.3%
Republic of Belarus, Senior Notes	6.875%	2/28/23	260,000		278,625	(a)
Brazil — 3.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	3,163,000	BRL	1,012,985
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,080,000	BRL	1,620,041
Federative Republic of Brazil, Notes	10.000%	1/1/27	154,000	BRL	48,647
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	200,000		179,000
Total Brazil					2,860,673
Cameroon — 0.3%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	200,000		230,271	(a)
Colombia — 0.8%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	680,000		735,420
Costa Rica — 0.9%
Republic of Costa Rica, Notes	7.000%	4/4/44	730,000		760,193	(a)
Dominican Republic — 1.3%
Dominican Republic, Senior Notes	6.850%	1/27/45	1,060,000		1,155,400	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	15

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 2.8%
Republic of Ecuador, Senior Bonds	8.750%	6/2/23	510,000		$544,425	(b)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	510,000		563,269	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	280,000		309,246	(b)
Republic of Ecuador, Senior Notes	7.875%	1/23/28	1,000,000		1,001,000	(a)
Total Ecuador					2,417,940
Egypt — 1.9%
Arab Republic of Egypt, Senior Bonds	5.577%	2/21/23	410,000		417,565	(a)
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	410,000		425,471	(a)
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	260,000		269,811	(b)
Arab Republic of Egypt, Senior Notes	7.500%	1/31/27	200,000		216,732	(a)
Arab Republic of Egypt, Senior Notes	8.500%	1/31/47	300,000		336,681	(a)
Total Egypt					1,666,260
El Salvador — 0.7%
Republic of El Salvador, Notes	6.375%	1/18/27	620,000		616,125	(a)
Ethiopia — 0.2%
Federal Democratic Republic of Ethiopia, Senior Notes	6.625%	12/11/24	200,000		200,970	(b)
Gabon — 0.2%
Gabonese Republic, Bonds	6.375%	12/12/24	200,000		197,234	(a)
Ghana — 0.9%
Republic of Ghana, Bonds	10.750%	10/14/30	410,000		551,257	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	200,000		225,255	(a)
Total Ghana					776,512
Guatemala — 0.6%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	240,000		238,519	(a)
Republic of Guatemala, Senior Notes	4.375%	6/5/27	300,000		292,500	(a)
Total Guatemala					531,019
Honduras — 0.5%
Republic of Honduras, Senior Notes	7.500%	3/15/24	200,000		220,000	(b)
Republic of Honduras, Senior Notes	6.250%	1/19/27	230,000		239,575	(a)
Total Honduras					459,575
Hungary — 1.0%
Republic of Hungary, Senior Notes	7.625%	3/29/41	590,000		856,250
Indonesia — 7.0%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	509,000,000	IDR	40,910
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	14,030,000,000	IDR	1,109,767
Republic of Indonesia, Senior Notes	4.875%	5/5/21	770,000		806,891	(b)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	1,020,000		1,075,246	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	920,000		969,830	(b)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Indonesia — continued
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,200,000	$1,185,440	(b)
Republic of Indonesia, Senior Notes	4.750%	7/18/47	880,000	872,977	(a)
Total Indonesia				6,061,061
Ivory Coast — 0.7%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	189,000	183,345	(b)
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	410,000	397,382	(a)
Total Ivory Coast				580,727
Jamaica — 0.5%
Government of Jamaica, Senior Notes	6.750%	4/28/28	400,000	448,500
Jordan — 0.6%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	200,000	205,500	(a)
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	280,000	278,646	(a)
Total Jordan				484,146
Kazakhstan — 1.0%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	830,000	848,675	(b)
Kenya — 0.5%
Republic of Kenya, Senior Notes	7.250%	2/28/28	440,000	446,072	(a)
Kuwait — 0.5%
Kuwait Government International Bonds, Senior Notes	3.500%	3/20/27	460,000	450,953	(a)
Lebanon — 1.2%
Lebanese Republic, Senior Notes	6.250%	11/4/24	1,110,000	1,056,660	(b)
Mexico — 2.8%
United Mexican States, Senior Notes	4.750%	3/8/44	690,000	665,850
United Mexican States, Senior Notes	4.600%	1/23/46	1,077,000	1,008,611
United Mexican States, Senior Notes	4.600%	2/10/48	790,000	742,205
Total Mexico				2,416,666
Nigeria — 0.8%
Republic of Nigeria, Notes	7.875%	2/16/32	260,000	280,951	(a)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	450,000	463,282	(a)
Total Nigeria				744,233
Oman — 0.8%
Oman Government International Bonds, Senior Notes	5.625%	1/17/28	670,000	667,916	(a)
Panama — 0.5%
Republic of Panama, Senior Bonds	6.700%	1/26/36	331,000	421,694
Paraguay — 0.5%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	380,000	398,050	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	17

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 1.3%
Republic of Peru, Senior Bonds	8.750%	11/21/33	640,000		$968,000
Republic of Peru, Senior Bonds	5.625%	11/18/50	118,000		141,305
Total Peru					1,109,305
Philippines — 1.0%
Republic of Philippines, Senior Bonds	3.950%	1/20/40	880,000		861,725
Romania — 0.5%
Republic of Romania, Senior Notes	4.875%	1/22/24	420,000		445,731	(b)
Russia — 4.3%
Russian Federal Bond, Bonds	7.600%	7/20/22	67,450,000	RUB	1,249,269
Russian Federal Bond, Bonds	7.050%	1/19/28	44,138,000	RUB	791,452
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	518,700		590,897	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	1,000,000		1,104,686	(a)
Total Russia					3,736,304
Senegal — 1.1%
Republic of Senegal, Bonds	6.250%	7/30/24	460,000		481,919	(b)
Republic of Senegal, Bonds	6.250%	5/23/33	450,000		447,413	(a)
Total Senegal					929,332
South Africa — 0.4%
Republic of South Africa, Senior Notes	4.875%	4/14/26	310,000		311,500
Sri Lanka — 1.5%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	460,000		479,638	(a)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	400,000		407,858	(b)
Republic of Sri Lanka, Senior Notes	6.200%	5/11/27	420,000		417,910	(a)
Total Sri Lanka					1,305,406
Turkey — 5.2%
Republic of Turkey, Bonds	7.400%	2/5/20	1,710,000	TRY	411,812
Republic of Turkey, Bonds	10.500%	8/11/27	900,000	TRY	222,106
Republic of Turkey, Senior Bonds	5.625%	3/30/21	570,000		593,331
Republic of Turkey, Senior Bonds	4.250%	4/14/26	640,000		592,161
Republic of Turkey, Senior Notes	6.250%	9/26/22	980,000		1,047,251
Republic of Turkey, Senior Notes	6.000%	3/25/27	200,000		205,290
Republic of Turkey, Senior Notes	6.750%	5/30/40	200,000		208,461
Republic of Turkey, Senior Notes	5.750%	5/11/47	1,350,000		1,223,424
Total Turkey					4,503,836
Ukraine — 2.0%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	320,000		337,242	(a)
Republic of Ukraine, Senior Notes	7.750%	9/1/21	300,000		318,078	(b)
Republic of Ukraine, Senior Notes	7.375%	9/25/32	1,100,000		1,069,872	(a)
Total Ukraine					1,725,192

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	460,000		$436,431	(a)
Uruguay — 1.1%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	310,000		322,710
Republic of Uruguay, Senior Notes	9.875%	6/20/22	11,820,000	UYU	427,580	(a)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	6,950,000	UYU	251,411	(b)
Total Uruguay					1,001,701
Venezuela — 0.9%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,855,000		528,675	*(d)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,116,000		298,530	*(b)(d)
Total Venezuela					827,205
Vietnam — 0.7%
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	580,000		596,255	(a)
Zambia — 0.3%
Republic of Zambia, Senior Notes	8.970%	7/30/27	270,000		289,258	(a)
Total Sovereign Bonds (Cost — $54,610,156)					54,256,155
Corporate Bonds & Notes — 34.0%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.3%
Gohl Capital Ltd., Senior Bonds	4.250%	1/24/27	250,000		247,686	(b)
Media — 0.6%
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	320,000		342,273	(a)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	200,000		203,502	(a)
Total Media					545,775
Total Consumer Discretionary					793,461
Consumer Staples — 0.5%
Food Products — 0.5%
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	200,000		205,500	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	200,000		207,150	(b)
Total Consumer Staples					412,650
Energy — 13.2%
Oil, Gas & Consumable Fuels — 13.2%
Borets Finance DAC, Senior Notes	6.500%	4/7/22	200,000		209,624	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	370,000		372,498
KazMunayGas National Co. JSC, Senior Notes	4.400%	4/30/23	500,000		503,720	(b)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	410,000		414,706	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	460,000		441,615	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	400,000		444,824	(b)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,487,000		1,459,119	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	19

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000		$466,980
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	770,000		745,745
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000		369,525
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,200,000		309,828	*(b)(d)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	1,090,000		313,048	*(b)(d)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	900,000		882,000	(a)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	858,000		890,604
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	417,000		458,658
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	700,000		628,957
PT Pertamina Persero, Senior Notes	6.450%	5/30/44	540,000		616,825	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	320,000		331,101	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	290,000		299,124	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000		532,650	(a)
YPF Sociedad Anonima, Senior Notes	16.500%	5/9/22	7,000,000	ARS	328,730	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	400,000		445,120	(a)
Total Energy					11,465,001
Financials — 10.2%
Banks — 7.8%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	560,000		572,600	(a)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	460,000		502,067	(a)(c)(e)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	300,000		308,588	(a)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	200,000		194,880	(a)(c)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	720,000		737,426	(a)
Export-Import Bank of China, Senior Notes	3.625%	7/31/24	720,000		724,486	(b)
Export-Import Bank of India, Senior Notes	4.000%	1/14/23	400,000		405,329	(b)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	600,000		606,570	(a)(c)(e)
Russian Agricultural Bank, Notes	8.500%	10/16/23	1,180,000		1,320,511	(b)
Russian Agricultural Bank, Notes	8.500%	10/16/23	500,000		559,538	(b)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	400,000		397,493	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	450,000		448,051	(a)
Total Banks					6,777,539

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 2.2%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	430,000	$435,912	(a)
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	570,000	562,162	(a)(c)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	240,000	235,200	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	80,000	80,400	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	160,000	161,200	(a)
Power Sector Assets & Liabilities Management Corp., Senior Bonds	7.390%	12/2/24	320,000	391,593	(b)
Total Diversified Financial Services				1,866,467
Thrifts & Mortgage Finance — 0.2%
Fondo MIVIVIENDA SA, Senior Notes	3.500%	1/31/23	200,000	196,750	(a)
Total Financials				8,840,756
Industrials — 1.8%
Construction & Engineering — 0.3%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	270,000	268,833	(b)
Industrial Conglomerates — 0.5%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	450,000	464,316	(b)
Road & Rail — 0.3%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	210,000	216,825	(a)
Transportation Infrastructure — 0.7%
PT Pelabuhan Indonesia III, Senior Notes	4.875%	10/1/24	540,000	561,276	(b)
Total Industrials				1,511,250
Materials — 3.4%
Chemicals — 1.9%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	230,000	224,193	(a)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	199,253	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	200,000	208,500	(b)
OCP SA, Senior Notes	4.500%	10/22/25	870,000	857,617	(a)
PT Chandra Asri Petrochemical Tbk, Senior Bonds	4.950%	11/8/24	200,000	191,382	(a)
Total Chemicals				1,680,945
Containers & Packaging — 0.3%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	200,000	213,500	(a)
Metals & Mining — 0.9%
Southern Copper Corp., Senior Notes	6.750%	4/16/40	340,000	425,362
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	180,000	192,726
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	138,000	166,635
Total Metals & Mining				784,723

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	21

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Security		Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.3%
Inversiones CMPC SA, Notes		4.375%	5/15/23	280,000	$287,338	(a)
Total Materials					2,966,506
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
VEON Holdings BV, Senior Notes		7.504%	3/1/22	250,000	278,223	(b)
Utilities — 3.7%
Electric Utilities — 3.1%
Cerro del Aguila SA, Senior Notes		4.125%	8/16/27	200,000	193,750	(a)
Comision Federal de Electricidad, Senior Notes		4.875%	1/15/24	620,000	643,250	(a)
Pampa Energia SA, Senior Notes		7.500%	1/24/27	380,000	399,000	(a)
PT Perusahaan Listrik Negara, Senior Notes		4.125%	5/15/27	900,000	874,420	(a)
PT Perusahaan Listrik Negara, Senior Notes		5.250%	10/24/42	600,000	591,750	(a)
Total Electric Utilities					2,702,170
Independent Power and Renewable Electricity Producers — 0.6%
Three Gorges Finance Ltd., Senior Bonds		3.150%	6/2/26	570,000	540,896	(a)
Total Utilities					3,243,066
Total Corporate Bonds & Notes (Cost — $29,437,866)					29,510,913

				Shares
Common Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Frontera Energy Corp.				4,585	153,883	*(f)
Frontera Energy Corp.				262	8,680	*
Total Common Stocks (Cost — $61,746)					162,563

	Counterparty	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
U.S. Dollar/Euro, Put @ $1.20 (Cost — $4,718)	JP Morgan Chase & Co	5/3/18	1,450,000	1,450,000	8,475
Total Investments before Short-Term Investments (Cost — $84,114,486)					83,938,106

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 1.5%
Sovereign Bonds — 1.1%
Egypt — 1.1%
Arab Republic of Egypt Treasury Bills	19.004%	6/12/18	3,200,000	EGP	$173,696	(g)
Arab Republic of Egypt Treasury Bills	17.271%	10/2/18	8,500,000	EGP	437,739	(g)
Arab Republic of Egypt Treasury Bills	17.603%	11/13/18	6,300,000	EGP	320,737	(g)
Total Sovereign Bonds (Cost — $923,170)					932,172

			Shares
Money Market Funds — 0.4%
Western Asset Government Cash Management Portfolio LLC (Cost — $400,000)	1.430%		400,000		400,000	(h)
Total Short-Term Investments (Cost — $1,323,170)					1,332,172
Total Investments — 98.1% (Cost — $85,437,656)					85,270,278
Other Assets in Excess of Liabilities — 1.9%					1,654,145
Total Net Assets — 100.0%					$86,924,423

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The coupon payment on these securities is currently in default as of February 28, 2018.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Rate shown represents yield-to-maturity.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At February 28, 2018, the total market value of investments in Affiliated Companies was $400,000 and the cost was $400,000 (See Note 9).

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EGP	— Egyptian Pound
IDR	— Indonesian Rupiah

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	23

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Abbreviations used in this schedule (cont’d):

JSC	— Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira
UYU	— Uruguayan Peso

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Dollar/Brazilian Real, Call (Premiums received - $18,963)	JP Morgan Chase & Co	4/27/18	3.35	BRL	1,800,000	$1,800,000	$17,109

Abbreviations used in this schedule:

BRL	— Brazilian Real

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	12	6/18	$1,861,760	$1,870,500	$(8,740)

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	6,910,674	USD	1,772,422	Barclays Bank PLC	3/15/18	$(8,950)
SAR	6,377,000	USD	1,699,989	Bank of America N.A.	4/16/18	509
USD	1,692,006	SAR	6,377,000	Bank of America N.A.	4/16/18	(8,493)
MYR	3,507,000	USD	900,848	Goldman Sachs Group Inc.	4/16/18	(6,681)
INR	57,161,000	USD	889,555	JPMorgan Chase & Co.	4/16/18	(16,737)
INR	113,974,969	USD	1,775,828	JPMorgan Chase & Co.	4/16/18	(35,492)
CAD	195,731	USD	155,200	Barclays Bank PLC	4/19/18	(2,521)
USD	881,444	PHP	45,905,595	JPMorgan Chase & Co.	5/15/18	3,438
USD	830,275	PHP	43,166,000	JPMorgan Chase & Co.	5/15/18	4,668
SAR	6,377,000	USD	1,700,533	Bank of America N.A.	8/15/18	(127)
USD	1,698,681	SAR	6,377,000	Bank of America N.A.	8/15/18	(1,726)
CNY	6,019,439	USD	886,973	Citibank N.A.	10/15/18	53,398
CNY	10,996,589	USD	1,708,075	Citibank N.A.	10/15/18	9,838
USD	1,697,415	SAR	6,377,000	Bank of America N.A.	2/14/19	(1,793)
Total						$(10,669)

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Abbreviations used in this table:

CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
INR	— Indian Rupee
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
SAR	— Saudi Arabian Riyal
USD	— United States Dollar

At February 28, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at February 28, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC (Saudi Government International Bond 2.375%, due 10/26/21)	$1,800,000	12/20/22	0.78%	1.000% quarterly	$(17,825)	$2,421	$(20,246)
Barclays Bank PLC (Republic of Korea, 7.125%, due 4/16/19)	2,000,000	12/20/22	0.50%	1.000% quarterly	(44,875)	(26,593)	(18,282)
Total	$3,800,000				$(62,700)	$(24,172)	$(38,528)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country** (unaudited)
Indonesia	10.4%
Argentina	9.6
Brazil	9.0
Mexico	8.1
Russia	7.4
Turkey	7.1

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	25

Schedule of investments (cont’d)

February 28, 2018

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited) (cont’d)
Peru	3.9%
China	3.1
Ecuador	2.8
Kazakhstan	2.6
Colombia	2.2
Ukraine	2.0
Egypt	2.0
Venezuela	1.7
Sri Lanka	1.5
Philippines	1.5
Dominican Republic	1.4
Costa Rica	1.3
Lebanon	1.2
Uruguay	1.2
Senegal	1.1
Morocco	1.0
South Africa	1.0
Hungary	1.0
Ghana	0.9
Nigeria	0.9
United Arab Emirates	0.8
Oman	0.8
Kuwait	0.8
El Salvador	0.7
Vietnam	0.7
Ivory Coast	0.7
Guatemala	0.6
Chile	0.6
Jordan	0.6
Honduras	0.5
Jamaica	0.5
Kenya	0.5
Romania	0.5
Panama	0.5
India	0.5
Paraguay	0.5
Zambia	0.3
Belarus	0.3
Netherlands	0.3
Malaysia	0.3

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited) (cont’d)
Ireland	0.3%
Cameroon	0.3
Angola	0.3
Armenia	0.2
Ethiopia	0.2
Gabon	0.2
United States	0.0 ‡
Short-Term Investments	1.6
100.0%

‡	Represents less than 0.1%.

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2018 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	27

Statement of assets and liabilities

February 28, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $85,037,656)	$84,870,278
Investments in affiliated securities, at value (Cost — $400,000)	400,000
Foreign currency, at value (Cost — $141,012)	134,603
Cash	564,190
Interest receivable	1,266,977
Receivable for securities sold	279,328
Deposits with brokers for OTC derivatives	130,000
Receivable for Fund shares sold	75,572
Unrealized appreciation on forward foreign currency contracts	71,851
Deposits with brokers for open futures contracts	45,003
Prepaid expenses	87,762
Total Assets	87,925,564

Liabilities:
Payable for securities purchased	640,000
Unrealized depreciation on forward foreign currency contracts	82,520
Payable for Fund shares repurchased	68,657
OTC swaps, at value (premiums received — $24,172)	62,700
Written options, at value (premiums received — $18,963)	17,109
Investment management fee payable	17,100
Payable to broker — variation margin on open futures contracts	15,000
Payable for open OTC swap contracts	7,494
Service and/or distribution fees payable	3,672
Trustees’ fees payable	167
Accrued foreign capital gains tax	60
Accrued expenses	86,662
Total Liabilities	1,001,141
Total Net Assets	$86,924,423

Net Assets:
Par value (Note 7)	$176
Paid-in capital in excess of par value	123,430,975
Undistributed net investment income	495,746
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(36,767,075)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(235,399)	†
Total Net Assets	$86,924,423

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Net Assets:
Class A	$8,751,760
Class A2	$3,107,717
Class C	$1,527,176
Class C1	$223,227
Class FI	$153,280
Class I	$71,320,967
Class IS	$1,840,296

Shares Outstanding:
Class A	1,767,261
Class A2	629,086
Class C	309,612
Class C1	44,796
Class FI	30,798
Class I	14,433,953
Class IS	373,359

Net Asset Value:
Class A (and redemption price)	$4.95
Class A2 (and redemption price)	$4.94
Class C*	$4.93
Class C1*	$4.98
Class FI (and redemption price)	$4.98
Class I (and redemption price)	$4.94
Class IS (and redemption price)	$4.93
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.17
Class A2 (based on maximum initial sales charge of 4.25%)	$5.16

†	Net of accrued foreign capital gains tax of $60.

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	29

Statement of operations

For the Year Ended February 28, 2018

Investment Income:
Interest from unaffiliated investments	$5,509,995
Interest from affiliated investments	5,393
Less: Foreign taxes withheld	(16,053)
Total Investment Income	5,499,335

Expenses:
Investment management fee (Note 2)	640,830
Registration fees	107,296
Transfer agent fees (Note 5)	71,299
Service and/or distribution fees (Notes 2 and 5)	51,271
Audit and tax fees	38,349
Shareholder reports	37,027
Fund accounting fees	26,006
Legal fees	25,139
Custody fees	10,117
Trustees’ fees	2,430
Insurance	2,104
Commitment fees (Note 8)	1,017
Interest expense	468
Miscellaneous expenses	9,176
Total Expenses	1,022,529
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(263,151)
Net Expenses	759,378
Net Investment Income	4,739,957

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(994,000)
Futures contracts	116,132
Written options	4,170
Swap contracts	(614)
Forward foreign currency contracts	(31,026)
Foreign currency transactions	(41,344)
Net Realized Loss	(946,682)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(593,130)	‡
Futures contracts	9,013
Written options	1,854
Swap contracts	(42,256)
Forward foreign currency contracts	(20,541)
Foreign currencies	(7,624)
Change in Net Unrealized Appreciation (Depreciation)	(652,684)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,599,366)
Increase in Net Assets From Operations	$3,140,591

‡	Net of change in accrued foreign capital gains tax of $60.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2018	2017

Operations:
Net investment income	$4,739,957	$5,780,790
Net realized loss	(946,682)	(2,376,757)
Change in net unrealized appreciation (depreciation)	(652,684)	11,644,603
Increase in Net Assets From Operations	3,140,591	15,048,636

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,425,069)	(4,200,041)
Decrease in Net Assets From Distributions to Shareholders	(4,425,069)	(4,200,041)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,080,906	31,615,479
Reinvestment of distributions	2,630,465	2,390,392
Cost of shares repurchased	(27,718,717)	(72,263,017)
Increase (Decrease) in Net Assets From Fund Share Transactions	2,992,654	(38,257,146)
Increase (Decrease) in Net Assets	1,708,176	(27,408,551)

Net Assets:
Beginning of year	85,216,247	112,624,798
End of year*	$86,924,423	$85,216,247
*Includes undistributed net investment income of:	$495,746	$308,333

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class A Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.02	$4.57	$5.01	$5.23	$5.87

Income (loss) from operations:
Net investment income	0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss)	(0.09)	0.39	(0.39)	(0.25)	(0.59)
Total income (loss) from operations	0.17	0.66	(0.16)	0.01	(0.34)

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.28)	(0.23)	(0.30)
Total distributions	(0.24)	(0.21)	(0.28)	(0.23)	(0.30)

Net asset value, end of year	$4.95	$5.02	$4.57	$5.01	$5.23
Total return[3]	3.38%	14.57%	(3.30)%	0.10%	(5.74)%

Net assets, end of year (000s)	$8,752	$8,587	$7,850	$50,419	$47,028

Ratios to average net assets:
Gross expenses	1.30%	1.35%	1.37%	1.40%	1.47%
Net expenses[4,5]	1.01	1.14	1.25	1.25	1.24
Net investment income	5.11	5.48	4.88	4.96	4.64

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2018	2017	2016[2]	2015	2014[3]

Net asset value, beginning of year	$5.01	$4.56	$4.99	$5.22	$5.11

Income (loss) from operations:
Net investment income	0.25	0.27	0.23	0.26	0.13
Net realized and unrealized gain (loss)	(0.08)	0.39	(0.38)	(0.25)	0.15
Total income (loss) from operations	0.17	0.66	(0.15)	0.01	0.28

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.28)	(0.24)	(0.17)
Total distributions	(0.24)	(0.21)	(0.28)	(0.24)	(0.17)

Net asset value, end of year	$4.94	$5.01	$4.56	$4.99	$5.22
Total return[4]	3.32%	14.62%	(3.06)%	(0.01)%	5.46%

Net assets, end of year (000s)	$3,108	$3,312	$3,166	$3,666	$758

Ratios to average net assets:
Gross expenses	1.38%	1.35%	1.24%	1.29%	1.30%[5]
Net expenses[6]	1.10 [7]	1.13 [7]	1.24	1.17 [7]	1.23 [5,7]
Net investment income	5.03	5.47	4.89	5.04	5.02 [5]

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period September 3, 2013 (inception date) to February 28, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class C Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.01	$4.56	$4.99	$5.21	$5.85

Income (loss) from operations:
Net investment income	0.22	0.23	0.20	0.22	0.21
Net realized and unrealized gain (loss)	(0.10)	0.40	(0.39)	(0.25)	(0.59)
Total income (loss) from operations	0.12	0.63	(0.19)	(0.03)	(0.38)

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.24)	(0.19)	(0.26)
Total distributions	(0.20)	(0.18)	(0.24)	(0.19)	(0.26)

Net asset value, end of year	$4.93	$5.01	$4.56	$4.99	$5.21
Total return[3]	2.39%	14.00%	(3.94)%	(0.70)%	(6.42)%

Net assets, end of year (000s)	$1,527	$1,629	$1,137	$1,425	$1,583

Ratios to average net assets:
Gross expenses	2.10%	2.12%	2.00%	2.14%	2.24%
Net expenses[4,5]	1.81	1.90	2.00	2.00	1.98
Net investment income	4.33	4.72	4.14	4.20	3.85

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

See Notes to Financial Statements.

34	Western Asset Emerging Markets Debt Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class C1 Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.05	$4.60	$5.03	$5.25	$5.87

Income (loss) from operations:
Net investment income	0.23	0.25	0.22	0.24	0.22
Net realized and unrealized gain (loss)	(0.09)	0.39	(0.39)	(0.26)	(0.58)
Total income (loss) from operations	0.14	0.64	(0.17)	(0.02)	(0.36)

Less distributions from:
Net investment income	(0.21)	(0.19)	(0.26)	(0.20)	(0.26)
Total distributions	(0.21)	(0.19)	(0.26)	(0.20)	(0.26)

Net asset value, end of year	$4.98	$5.05	$4.60	$5.03	$5.25
Total return[3]	2.80%	14.00%	(3.49)%	(0.42)%	(6.09)%

Net assets, end of year (000s)	$223	$224	$209	$334	$439

Ratios to average net assets:
Gross expenses	1.82%	1.88%	1.66%	1.90%	1.98%
Net expenses[4]	1.54 [5]	1.66 [5]	1.66	1.70 [5]	1.70 [5]
Net investment income	4.58	4.94	4.46	4.50	3.98

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C1 shares did not exceed 1.70%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class FI Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.04	$4.56	$5.01	$5.22	$5.85

Income (loss) from operations:
Net investment income	0.26	0.28	0.29	0.27	0.25
Net realized and unrealized gain (loss)	(0.09)	0.39	(0.35)	(0.26)	(0.58)
Total income (loss) from operations	0.17	0.67	(0.06)	0.01	(0.33)

Less distributions from:
Net investment income	(0.23)	(0.19)	(0.39)	(0.22)	(0.30)
Total distributions	(0.23)	(0.19)	(0.39)	(0.22)	(0.30)

Net asset value, end of year	$4.98	$5.04	$4.56	$5.01	$5.22
Total return[3]	3.38%	14.91%	(1.17)%[4]	0.10%	(5.62)%

Net assets, end of year (000s)	$153	$285	$298	$512	$4,000

Ratios to average net assets:
Gross expenses	1.32%	1.26%	1.12%	1.90%	1.51%
Net expenses[5]	1.03 [6]	1.05 [6]	1.12	1.20 [6]	1.19 [6]
Net investment income	5.16	5.68	5.82	4.98	4.61

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Total return includes a voluntary reimbursement by the investment manager for shareholder record keeping expenses. Absent this reimbursement, total return would have been (3.56)%.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Emerging Markets Debt Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class I Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.01	$4.56	$4.99	$5.21	$5.84

Income (loss) from operations:
Net investment income	0.27	0.28	0.25	0.28	0.26
Net realized and unrealized gain (loss)	(0.09)	0.39	(0.39)	(0.25)	(0.57)
Total income (loss) from operations	0.18	0.67	(0.14)	0.03	(0.31)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.29)	(0.25)	(0.32)
Total distributions	(0.25)	(0.22)	(0.29)	(0.25)	(0.32)

Net asset value, end of year	$4.94	$5.01	$4.56	$4.99	$5.21
Total return[3]	3.63%	14.86%	(2.79)%	0.44%	(5.31)%

Net assets, end of year (000s)	$71,321	$69,521	$99,853	$181,792	$158,816

Ratios to average net assets:
Gross expenses	1.08%	1.07%	0.98%	0.95%	1.00%
Net expenses[4,5]	0.79	0.85	0.95	0.90	0.89
Net investment income	5.33	5.77	5.16	5.31	4.85

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:
Class IS Shares[1]	2018	2017	2016[2]	2015	2014

Net asset value, beginning of year	$5.00	$4.55	$4.98	$5.21	$5.85

Income (loss) from operations:
Net investment income	0.27	0.29	0.25	0.29	0.27
Net realized and unrealized gain (loss)	(0.08)	0.38	(0.38)	(0.26)	(0.59)
Total income (loss) from operations	0.19	0.67	(0.13)	0.03	(0.32)

Less distributions from:
Net investment income	(0.26)	(0.22)	(0.30)	(0.26)	(0.32)
Total distributions	(0.26)	(0.22)	(0.30)	(0.26)	(0.32)

Net asset value, end of year	$4.93	$5.00	$4.55	$4.98	$5.21
Total return[3]	3.72%	14.98%	(2.59)%	0.47%	(5.36)%

Net assets, end of year (000s)	$1,840	$1,659	$112	$35	$978

Ratios to average net assets:
Gross expenses	1.04%	1.05%	0.94%	1.10%	1.07%
Net expenses[4,5]	0.71	0.80	0.80	0.80	0.80
Net investment income	5.39	5.86	5.32	5.36	5.05

Portfolio turnover rate	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

38	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Emerging Markets Debt Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Emerging Markets Debt Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$54,256,155	—	$54,256,155
Corporate bonds & notes	—	29,510,913	—	29,510,913
Common stocks:
Energy	$8,680	153,883	—	162,563
Purchased options	—	8,475	—	8,475
Total long-term investments	8,680	83,929,426	—	83,938,106
Short-term investments†	—	1,332,172	—	1,332,172
Total investments	$8,680	$85,261,598	—	$85,270,278
Other financial instruments:
Forward foreign currency contracts	—	71,851	—	71,851
Total	$8,680	$85,333,449	—	$85,342,129

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$17,109	—	$17,109
Futures contracts	$8,740	—	—	8,740
Forward foreign currency contracts	—	82,520	—	82,520
OTC credit default swaps on sovereign Issues — buy protection‡	—	62,700	—	62,700
Total	$8,740	$162,329	—	$171,069

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of

Western Asset Emerging Markets Debt Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is

42	Western Asset Emerging Markets Debt Fund 2018 Annual Report

exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

Western Asset Emerging Markets Debt Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 28, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to

44	Western Asset Emerging Markets Debt Fund 2018 Annual Report

the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset Emerging Markets Debt Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral

46	Western Asset Emerging Markets Debt Fund 2018 Annual Report

posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2018, the Fund held written options, forward foreign currency contracts and OTC credit default Swaps with credit related contingent features which had a liability position of $162,329. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $130,000, which could be used to reduce the required payment.

At February 28, 2018, the Fund had non-cash collateral from Citibank N.A. in the amount of $71,115. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of February 28, 2018, there were $60 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$2,575,950	$(2,575,950)
(b)	$(127,475)	127,475	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

48	Western Asset Emerging Markets Debt Fund 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA , Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

Prior to December 1, 2017, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore monthly a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.85%, 1.55%, 1.10%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to March 31, 2017, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS did not exceed 1.25%, 1.45%, 2.00%, 1.70%, 1.20%, 0.95% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended February 28, 2018, fees waived and/or expenses reimbursed amounted to $263,151.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares and A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2018, LMIS and its affiliates retained sales charges of $2,336 and $345 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended February 28, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C	Class C1
CDSCs	—	—	$56	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,371,936
Sales	37,569,060

At February 28, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Proceeds Premiums (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$85,886,519	$3,387,360	$(4,003,601)	$(616,241)
Swap contracts	(24,172)	—	(38,528)	(38,528)
Written options	(18,963)	1,854	—	1,854
Futures contracts	—	—	(8,740)	(8,740)
Forwards foreign currency contracts	—	71,851	(82,520)	(10,669)

50	Western Asset Emerging Markets Debt Fund 2018 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$8,475
Forward foreign currency contracts	71,851
Total	$80,326

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$17,109	—	$17,109
Futures contracts[3]	$8,740	—	—	8,740
OTC swap contracts[4]	—	—	$62,700	62,700
Forward foreign currency contracts	—	82,520	—	82,520
Total	$8,740	$99,629	$62,700	$171,069

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(16,793)	—	$(16,793)
Written options	—	4,170	—	4,170
Futures contracts	$116,132	—	—	116,132
Swap contracts	—	—	$(614)	(614)
Forward foreign currency contracts	—	(31,026)	—	(31,026)
Total	$116,132	$(43,649)	$(614)	$71,869

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$3,757	—	$3,757
Written options	—	1,854	—	1,854
Futures contracts	$9,013	—	—	9,013
Swap contracts	—	—	$(42,256)	(42,256)
Forward foreign currency contracts	—	(20,541)	—	(20,541)
Total	$9,013	$(14,930)	$(42,256)	$(48,173)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended February 28, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,311
Written options	2,992
Futures contracts (to buy)†	348,264
Futures contracts (to sell)	831,442
Forward foreign currency contracts (to buy)	2,649,178
Forward foreign currency contracts (to sell)	3,209,637

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,553,846

†	At February 28, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$509	$(12,139)	$(11,630)	—	$(11,630)
Barclays Bank PLC	—	(74,171)	(74,171)	$70,000	(4,171)
Citibank N.A.	63,236	—	63,236	(63,236)	—
Goldman Sachs Group Inc.	—	(6,681)	(6,681)	—	(6,681)
JPMorgan Chase & Co.	16,581	(69,338)	(52,757)	52,757	—
	$80,326	$(162,329)	$(82,003)	$59,521	$(22,482)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

52	Western Asset Emerging Markets Debt Fund 2018 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$22,615	$4,648
Class A2	8,124	4,140
Class C	17,740	1,662
Class C1	1,581	264
Class FI	1,211	297
Class I	—	59,670
Class IS	—	618
Total	$51,271	$71,299

For the year ended February 28, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$26,254
Class A2	9,240
Class C	5,171
Class C1	636
Class FI	1,427
Class I	215,069
Class IS	5,354
Total	$263,151

6. Distributions to shareholders by class

	Year Ended February 28, 2018	Year Ended February 28, 2017
Net Investment Income:
Class A	$428,351	$346,237
Class A2	151,235	143,845
Class C	71,922	53,183
Class C1	9,377	8,394
Class FI	23,886	64,263
Class I	3,658,994	3,548,021
Class IS	81,304	36,098
Total	$4,425,069	$4,200,041

Western Asset Emerging Markets Debt Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At February 28, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2018		Year Ended February 28, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	413,770	$2,093,131	852,254	$4,205,798
Shares issued on reinvestment	68,270	343,629	62,995	311,380
Shares repurchased	(424,275)	(2,138,917)	(924,108)	(4,538,236)
Net increase (decrease)	57,765	$297,843	(8,859)	$(21,058)

Class A2
Shares sold	30,931	$155,854	36,091	$179,546
Shares issued on reinvestment	30,110	151,235	29,230	143,845
Shares repurchased	(92,587)	(467,790)	(98,865)	(494,431)
Net decrease	(31,546)	$(160,701)	(33,544)	$(171,040)

Class C
Shares sold	103,176	$522,026	157,170	$781,950
Shares issued on reinvestment	12,770	64,172	8,862	43,553
Shares repurchased	(131,774)	(666,048)	(89,695)	(448,544)
Net increase (decrease)	(15,828)	$(79,850)	76,337	$376,959

Class C1
Shares issued on reinvestment	1,851	$9,377	1,692	$8,394
Shares repurchased	(1,304)	(6,607)	(2,936)	(14,990)
Net increase (decrease)	547	$2,770	(1,244)	$(6,596)

Class FI
Shares sold	240,402	$1,213,455	1,350,442	$6,602,359
Shares issued on reinvestment	4,442	22,381	12,377	61,240
Shares repurchased	(270,627)	(1,361,426)	(1,371,653)	(6,832,340)
Net decrease	(25,783)	$(125,590)	(8,834)	$(168,741)

Class I
Shares sold	4,575,578	$23,106,801	3,723,537	$18,223,902
Shares issued on reinvestment	389,911	1,958,367	362,536	1,785,882
Shares repurchased	(4,398,774)	(22,219,927)	(12,129,282)	(59,763,422)
Net increase (decrease)	566,715	$2,845,241	(8,043,209)	$(39,753,638)

Class IS
Shares sold	195,974	$989,639	334,640	$1,621,924
Shares issued on reinvestment	16,239	81,304	7,514	36,098
Shares repurchased	(170,564)	(858,002)	(34,982)	(171,054)
Net increase	41,649	$212,941	307,172	$1,486,968

54	Western Asset Emerging Markets Debt Fund 2018 Annual Report

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2018, the Fund incurred a commitment fee in the amount of $1,017. The Fund did not utilize the Redemption Facility during the year ended February 28, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended February 28, 2018. The following transactions were effected in shares of such companies for the year ended February 28, 2018.

	Affiliate Value at February 28, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$13,205,014	13,205,014	$12,805,014	12,805,014	—	$5,393	—	$400,000

Western Asset Emerging Markets Debt Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$4,425,069	$4,200,041

As of February 28, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$812,665
Deferred capital losses*	(36,330,095)
Other book/tax temporary differences(a)	(305,036)
Unrealized appreciation (depreciation)(b)	(684,262)
Total accumulated earnings (losses) — net	$(36,506,728)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

56	Western Asset Emerging Markets Debt Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Emerging Markets Debt Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

April 17, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Emerging Markets Debt Fund 2018 Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Emerging Markets Debt Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

58	Western Asset Emerging Markets Debt Fund

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Emerging Markets Debt Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as emerging markets hard currency debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2017 was below the median. The Board noted the explanations from the Manager and Western Asset Management Company concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the quarter ending September 30, 2017.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board noted that the Manager had agreed to reduce the Contractual Management Fee as of December 1,

60	Western Asset Emerging Markets Debt Fund

2017. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as emerging markets hard currency debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio also was below the median. The Board also noted that the Manager had agreed to reduce the Fund’s Contractual Management Fee as of December 1, 2017. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information

Western Asset Emerging Markets Debt Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board considered that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Emerging Markets Debt Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

64	Western Asset Emerging Markets Debt Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

66	Western Asset Emerging Markets Debt Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Emerging Markets Debt Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

68	Western Asset Emerging Markets Debt Fund

Western Asset

Emerging Markets Debt Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/18 SR18-3305

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2017 and February 28, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $198,138 in February 28, 2017 and $176,781 in February 28, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2017 and $9,707 in February 28, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,640 in February 28, 2017 and $20,140 in February 28, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2017 and $0 in February 28, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2017 and February 28, 2018; Tax Fees were 100% and 100% for February 28, 2017 and February 28, 2018; and Other Fees were 100% and 100% for February 28, 2017 and February 28, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in February 28, 2017 and $432,645 in February 28, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Richard E. Hanson, Jr.
Susan M. Heilbron
Susan B. Kerley
R. Richardson Pettit

	b)	Not applicable

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2018